SUPPLEMENT DATED MARCH 2, 2023

TO THE PROSPECTUSES

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC Separate Account A

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Prospectus Dated May 2, 2022 for Series 1.00 to 12.00, 1.20 to 13.20, 1.40 to 12.40, and 1.60 to 12.60

Portfolio Director® Prospectus Dated November 30, 2022 for Series 1.80 to 12.80

Portfolio Director® Freedom Advisor Prospectus Dated May 2, 2022

Portfolio Director® Plus Prospectus Dated May 2, 2022

GUP and GTS-VA Prospectus Dated May 2, 2022

Potentia® Prospectus Dated May 2, 2022

Independence Plus Prospectus Dated May 2, 2022

Equity Director Prospectus Dated May 2, 2016

IMPACT Prospectus Dated May 1, 2019

This supplement updates certain information in the most recent prospectuses. You should read this supplement in conjunction with your prospectus and retain for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the prospectuses.

The SECURE 2.0 Act Of 2022 “SECURE 2.0” was passed on December 29, 2022, as part of larger appropriations legislation. SECURE 2.0 includes many provisions affecting Qualified Contracts. Some of the provisions effective January 1, 2023 include:

•	A change to the age at which you must begin taking your Required Minimum Distributions (“RMDs”) from your tax-qualified contract. The updated RMD ages are:

o	Age 73 if you were born January 1, 1951 or later.
o	Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
o	Age 70 1⁄2 if you were born before July 1, 1949.

The RMD eligible age is due to increase to age 75 after December 31, 2032.

If you were required to begin RMDs prior to January 1, 2023, you will still be required to continue taking your RMDs as scheduled.

You should consult with your financial professional or personal tax advisor if you are impacted by these changes.